SUB-ITEM 77Q1(E)

                                 AMENDMENT NO. 1

                                       TO

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of October 22, 2008, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Aim Advisors, Inc. (the "Advisor"), on behalf of AIM Variable Insurance Funds, and each of Invesco Trimark Ltd., formerly AIM Funds Management Inc., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., and Invesco Senior Secured Management, Inc. (each a "Sub-Advisor" and, collectively, the "Sub-Advisors").

                                  WITNESSETH:

     WHEREAS, the parties desire to amend the Contract to add AIM V.I. PowerShares ETF Allocation Fund;

     NOW, THEREFORE, the parties agree as follows;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

AIM V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund
AIM V.I. Diversified Income Fund
AIM V.I. Dynamics Fund
AIM V.I. Financial Services Fund
AIM V.I. Global Health Care Fund
AIM V.I. Global Real Estate Fund
AIM V.I. Government Securities Fund
AIM V.I. High Yield Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund
AIM V.I. PowerShares ETF Allocation Fund
AIM V.I. Small Cap Equity Fund
AIM V.I. Technology Fund
AIM V.I. Utilities Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                        INVESCO AIM ADVISORS, INC.

                                        Advisor


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                        INVESCO TRIMARK LTD.

                                        Sub-Advisor


                                        By: /s/ Eric J. Adelson
                                            ------------------------------------
                                        Name: Eric J. Adelson
                                        Title: Senior Vice President,
                                               Legal & Secretary


                                        By: /s/ Wayne Bolton
                                            ------------------------------------
                                        Name: Wayne Bolton
                                        Title: Vice President, Compliance

                                        INVESCO ASSET MANAGEMENT DEUTSCHLAND
                                        GMBH

                                        Sub-Advisor


                                        By: /s/ Michael Ballhausen
                                            ------------------------------------
                                        Name: Michael Ballhausen
                                        Title: Director

                                        INVESCO ASSET MANAGEMENT LIMITED

                                        Sub-Advisor


                                        By: /s/ Michelle Moran
                                            ------------------------------------
                                        Name: Michelle Moran
                                        Title: Head of Legal For UK & Ireland

                                        INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                        Sub-Advisor


                                        By: /s/ Masakazu Hasegawa
                                            ------------------------------------
                                        Name: Masakazu Hasegawa
                                        Title: Managing Director

                                        INVESCO AUSTRALIA LIMITED

                                        Sub-Advisor


                                        By: /s/ Mark Yesberg
                                            ------------------------------------
                                        Name: Mark Yesberg
                                        Title: Head of Product & Marketing


                                        By: /s/ Ian Coltman
                                            ------------------------------------
                                        Name: Ian Coltman
                                        Title: Company Secretary & Head of Legal

                                        INVESCO GLOBAL ASSET MANAGEMENT
                                        (N.A.), INC.

                                        Sub-Advisor

                                        By: /s/ Jeffrey H. Kupor
                                            ------------------------------------
                                        Name: Jeffrey H. Kupor
                                        Title: Secretary & General Counsel

                                        INVESCO HONG KONG LIMITED

                                        Sub-Advisor

                                        By: /s/ Anna Tong
                                            ------------------------------------
                                        Name: Anna Tong
                                        Title: Director


                                        By: /s/ Gracie Liu
                                            ------------------------------------
                                        Name: Gracie Liu
                                        Title: Director

                                        INVESCO INSTITUTIONAL (N.A.), INC.

                                        Sub-Advisor

                                        By: /s/ Jeffrey H. Kupor
                                            ------------------------------------
                                        Name: Jeffrey H. Kupor
                                        Title: Secretary & General Counsel

                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Advisor

                                        By: /s/ Jeffrey H. Kupor
                                            ------------------------------------
                                        Name: Jeffrey H. Kupor
                                        Title: Secretary & General Counsel